UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013 (July 18, 2013)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 18, 2013, BioDelivery Sciences International, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”). The number of shares of Company common stock entitled to vote at the Annual Meeting was 38,000,027. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 33,871,835. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect Mark A. Sirgo, John J. Shea and Thomas W. D’Alonzo as Class II directors to serve for a three-year term that expires at the 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal.

Nominee	Shares Voted For	Shares Abstaining	Broker Non-Votes
Mark A. Sirgo	25,134,557	304,100	8,433,178
John J. Shea	24,396,786	1,041,871	8,433,178
Thomas W. D’Alonzo	25,191,052	247,605	8,433,178

Proposal 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
33,371,172	35,561	465,102	—

Proposal 3: To conduct a non-binding advisory vote on the Company’s 2012 executive compensation.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
25,091,561	250,976	96,120	8,433,178

Proposal 4: To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation.

3 Years	2 Years	1 Year	Shares Abstaining	Broker Non-Votes
15,904,412	321,198	9,121,853	91,193	8,433,179

Proposal 5: To approve an amendment to the Company’s 2011 Equity Incentive Plan to, among other matters described in this Notice and Proxy Statement, increase the number of shares of common stock authorized for issuance under the plan by 2,600,000 shares from 4,200,000 to 6,800,000.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
24,348,413	1,010,587	79,656	8,433,179

This Current Report on Form 8-K of the Company may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2012	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James A. McNulty
		Name:	James A. McNulty
		Title:	Secretary, Treasurer and Chief Financial Officer